Federated Hermes Government Income Securities, Inc.
CLASS A SHARES (TICKER FGOAX)
CLASS C SHARES (TICKER FGOCX)
CLASS F SHARES (TICKER FGOIX)
INSTITUTIONAL SHARES (TICKER GISIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2023
At a meeting held on November 9, 2023, the Board of Directors (the “Board”) of Federated Hermes Government Income Securities, Inc. (the “Fund”) reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) of the Fund pursuant to which Federated Hermes Government Income Fund (the “Acquiring Fund”), a portfolio of Federated Hermes Government Income Trust, would acquire all, or substantially all, of the assets of the Fund in exchange for Service Shares and Institutional Shares of the Acquiring Fund in complete liquidation, dissolution and termination of the Fund (the “Reorganization”). The Acquiring Fund’s Service Shares will be distributed pro rata by the Fund to its shareholders of Class A Shares, Class C Shares and Class F Shares. The Acquiring Fund’s Institutional Shares will be distributed pro rata by the Fund to its shareholders of Institutional Shares.
The Fund anticipates mailing a Prospectus/Information Statement regarding the Reorganization to shareholders of the Fund on or about January 16, 2024. The Prospectus/Information Statement will include details about the Reorganization, including the Plan, which is anticipated to close on or about February 23, 2024, pursuant to which the Fund would transfer all or substantially all of its assets to the Acquiring Fund. At the time of the Reorganization, it is anticipated that the Fund will transfer most, if not all, of its then existing portfolio to the Acquiring Fund.
The Board, including the Independent Directors, believes that the Reorganization, which is expected to be tax-free, is in the best interests of the Fund’s shareholders and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. As of the closing date, shareholders of the Fund will be receiving shares in the Acquiring Fund which has a similar risk profile, greater assets, a stronger historical performance record and lower gross and net total expenses than those of the Fund.
The estimated expenses associated with the Reorganization to be borne by the Fund, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming Prospectus/Information Statement.

The foregoing is not an offer to sell, nor a solicitation to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of the Record Date, will receive a Prospectus/Information Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the Reorganization. The Prospectus/Information Statement, and any other documents filed by the Fund or the Acquiring Fund with the SEC, may be obtained free of charge on the SEC’s website at www.sec.gov or on the Fund’s website at FederatedHermes.com/us. Fund shareholders should read the Prospectus/Information Statement carefully because it contains important information.
November 17, 2023

Federated Hermes Government Income Securities, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456258 (11/23)
© 2023 Federated Hermes, Inc.